Note 11 - Business And Credit Concentrations, Major Customers And Geographic Information (Tables)	12 Months Ended
Oct. 31, 2014
Notes Tables
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
	Years ended October 31,
	2014	2013	2012
United States	$65,457,787	$52,931,288	$62,010,259
Outside the United States	17,519,945	22,334,750	21,513,071
Total net sales	$82,977,732	$75,266,038	$83,523,330